UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 13, 2017
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

.

Section 5 -	Corporate Governance and Management
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On November 13, 2017, Weyerhaeuser Company announced that Rhonda D. Hunter, Senior Vice President, Timberlands, will retire from her position with the company effective January 1, 2018 after more than 30 years of service. The company also announced the appointment of Devin W. Stockfish as Senior Vice President, Timberlands effective January 1, 2018. Mr. Stockfish joined the company in 2013 and currently serves as its Vice President, Western Timberlands.

Section 9 -	Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits
(d) Exhibits	The following item is filed as an exhibit to this report.
Exhibit No.	Description
99.1	Press Release issued by Weyerhaeuser Company on November 13, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: November 13, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Weyerhaeuser Company issued November 13, 2017.